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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         September 6, 2001 (September 6, 2001)


                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)




         Delaware                  000-26727                68-0397820
(State or other jurisdiction      (Commission     (IRS Employer Identification
    of incorporation)              File Number)                No.)



     371 Bel Marin Keys Boulevard,                            94949
              Suite 210                                     (Zip Code)
          Novato, California
        (Address of principal
          executive offices)


                                 (415) 884-6700
              (Registrant's telephone number, including area code)











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

Item 5.           Other Events

On September 6, 2001, we announced the completion and the preliminary results of our Phase I clinical trial of recombinant human N-acetylgalactosamine 4-sulfatase (rhASB) for the treatment of MPS VI in a press release, dated September 6, 2001. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.



Item 7.               Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
-----------   ------------------------------------------------------------------
99.1          Press Release Dated September 6, 2001 related to completion of
              MPS VI Phase I Trial.





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BioMarin Pharmaceutical Inc.


                            By: /s/ Raymond W. Anderson
                               -------------------------------------------------
                               Raymond W. Anderson
                               Chief Operating Officer, Chief Financial Officer, Secretary and Vice President Finance and Administration

Date:  September 6, 2001

                                  Exhibit Index

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
-----------   ------------------------------------------------------------------
99.1          Press Release Dated September 6, 2001 related to completion of
              MPS VI Phase I Trial.